Exhibit 10

JOINT FILING AGREEMENT

The undersigned agree that this Schedule 13D relating to the shares of Common Stock (par value $0.01 per share) of Frederick’s of Hollywood Group Inc. shall be filed on behalf of the undersigned.

FIVE ISLAND ASSET MANAGEMENT LLC

By:	/s/ Thomas A. Williams
	Name:	Thomas A. Williams
	Title:	Executive Vice President & Chief Financial Officer

HARBINGER GROUP INC.

By:	/s/ Thomas A. Williams
	Name:	Thomas A. Williams
	Title:	Executive Vice President & Chief Financial Officer

/s/ Philip A. Falcone
Philip A. Falcone

March 25, 2013